SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 26, 2005
                                                  ------------------------------

                      AMERICAN ELECTRIC POWER COMPANY, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                    New York
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

         1-3525                                           13-4922640
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH                            43215
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01.  Regulation FD Disclosure

      On January 26, 2005, American Electric Power Company, Inc. (AEP) announced settlement agreements with the Commodity Futures Trading Commission, the U.S. Department of Justice and the Federal Energy Regulatory Commission regarding investigations of gas price reporting and gas storage activities. The full text of the press release is attached hereto as Exhibit 99.1.

      On January 26, 2005, AEP announced the sale of its controlling interest in Houston Pipe Line Co. (HPL) to Energy Transfer Partners, LP. The full text of the press release is attached hereto as Exhibit 99.2.

      On January 27, 2005, AEP announced a voluntary cash contribution and plans to make quarterly contributions to its pension fund to help secure future plan benefits and reduce its future pension-related expenses. The full text of the press release is attached hereto as Exhibit 99.3.

      On January 27, 2005, AEP announced that The Public Utilities Commission of Ohio (PUCO) approved the rate stabilization plans for Ohio Power Company and Columbus Southern Power Company. The full text of the press release is attached hereto as Exhibit 99.4.


Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits

     Exhibit 99.1 Press Release dated January 26, 2005 regarding settlement of regulatory investigations

     Exhibit 99.2 Press Release dated January 26, 2005 regarding sale of controlling interests in Houston Pipe Line Co.

     Exhibit 99.3 Press Release dated January 27, 2005 regarding pension fund contributions

     Exhibit 99.4 Press Release dated January 27, 2005 regarding rate stabilization plans for Ohio Power Company and Columbus Southern Power Company


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.


                              By: /s/ Thomas G. Berkemeyer
                              Name: Thomas G. Berkemeyer
                              Title: Assistant Secretary


February 1, 2005


                                  EXHIBIT INDEX

Exhibit No.                   Description

99.1 Press Release dated January 26, 2005 regarding settlement of regulatory investigations

99.2 Press Release dated January 26, 2005 regarding sale of controlling interests in Houston Pipe Line Co.

99.3 Press Release dated January 27, 2005 regarding pension fund contributions

99.4 Press Release dated January 27, 2005 regarding rate stabilization plans for Ohio Power Company and Columbus Southern Power Company




                                                                  Exhibit 99.1

MEDIA CONTACT:                            ANALYSTS CONTACT:
Pat D. Hemlepp                            Julie Sloat
Director, Corporate Media Relations       Vice President, Investor Relations
614/716-1620                              614/716-2885


FOR IMMEDIATE RELEASE


AEP REACHES SETTLEMENTS WITH CFTC, DEPARTMENT OF JUSTICE, FERC
Company will pay total of $81 million; agencies will end investigations, dismiss litigation

COLUMBUS, Ohio, Jan. 26, 2005 - American Electric Power (NYSE: AEP) has reached settlement agreements with the Commodity Futures Trading Commission (CFTC), the U.S. Department of Justice and the Federal Energy Regulatory Commission (FERC) regarding investigations of gas price reporting and gas storage activities.

      Under terms of the settlement, AEP agrees to pay $30 million to the CFTC and $30 million to the Department of Justice to settle natural gas price reporting issues, and $21 million to the FERC to resolve allegations related to gas storage activities. With the settlements, all three agencies will end investigations and the CFTC will dismiss litigation filed Sept. 30, 2003.

      "We need to put these issues and the uncertainty they created behind us," said Michael G. Morris, AEP's chairman, president and chief executive officer.

      "AEP is a very different company than it was in 2002 when we discovered and reported these improper activities by five employees," Morris said. "We have significantly reduced our participation in energy commodity trading and changed our policies and controls on the reporting of natural gas trade information to industry publications. We now view energy trading as a component of our traditional utility business."

      After learning in September 2002 of an unrelated company discovering false reporting of gas price information for use in indexes prepared by trade publications, AEP immediately undertook its own internal investigation of gas price reporting practices. AEP determined that five employees had submitted inaccurate gas trading information to trade publications. The company immediately terminated the five employees, self-reported the incident to the FERC and the CFTC, publicly announced the employee terminations and put into place procedures to prevent a recurrence of the inaccurate submission of gas trading information.

      The settlement with the FERC resolves allegations of undue preferences provided to an AEP affiliate by two AEP affiliates engaged in gas storage and transportation services and ends the FERC's investigations of all AEP companies. AEP sold the two gas storage and transportation affiliates in 2004.

      AEP recorded a $45-million provision in fourth-quarter 2003 in anticipation of a potential settlement. The remaining $36 million was recorded in fourth-quarter 2004 to reflect the final settlement, with $21 million recorded to discontinued operations. The company maintains its previously announced 2004 ongoing earnings guidance range of $2.20 to $2.40 per share.

      American Electric Power owns more than 36,000 megawatts of generating capacity in the United States and is the nation's largest electricity generator. AEP is also one of the largest electric utilities in the United States, with more than 5 million customers linked to AEP's 11-state electricity transmission and distribution grid. The company is based in Columbus, Ohio.
                                            ---
This report made by AEP and certain of its subsidiaries contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and each of its registrant subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: electric load and customer growth; weather conditions, including storms; available sources and costs of, and transportation for, fuels and the creditworthiness of fuel suppliers and transporters; availability of generating capacity and the performance of AEP's generating plants; the ability to recover regulatory assets and stranded costs in connection with deregulation; the ability to recover increases in fuel and other energy costs through regulated or competitive electric rates; new legislation, litigation and government regulation including requirements for reduced emissions of sulfur, nitrogen, mercury, carbon and other substances; resolution of pending and future rate cases, negotiations and other regulatory decisions (including rate or other recovery for new investments and environmental compliance); oversight and/or investigation of the energy sector or its participants; resolution of litigation (including pending Clean Air Act enforcement actions and disputes arising from the bankruptcy of Enron Corp.); AEP's ability to constrain its operation and maintenance costs; the success of disposing of investments that no longer match AEP's business model; AEP's ability to sell assets at acceptable prices and on other acceptable terms; international and country-specific developments affecting foreign investments including the disposition of any foreign investments; the economic climate and growth in AEP's service territory and changes in market demand and demographic patterns; inflationary trends; AEP's ability to develop and execute a strategy based on a view regarding prices of electricity, natural gas, and other energy-related commodities; changes in the creditworthiness and number of participants in the energy trading market; changes in the financial markets, particularly those affecting the availability of capital and AEP's ability to refinance existing debt at attractive rates; actions of rating agencies, including changes in the ratings of debt and preferred stock; volatility and changes in markets for electricity, natural gas, and other energy-related commodities; changes in utility regulation, including membership and integration in a regional transmission structure; accounting pronouncements periodically issued by accounting standard-setting bodies; the performance of AEP's pension and other postretirement benefit plans; prices for power that AEP generates and sells at wholesale; changes in technology and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes and other catastrophic events.




                                                                  Exhibit 99.2

MEDIA CONTACT:                            ANALYSTS CONTACT:
Pat Hemlepp                               Julie Sloat
Director, Corporate Media Relations       Vice President, Investor Relations
614/716-1620                              614/716-2885


FOR IMMEDIATE RELEASE


AEP CONTRIBUTES $200 MILLION TO PENSION FUND,
ANNOUNCES ACTIONS TO FULLY FUND PLAN BY END OF 2005

COLUMBUS, Ohio, Jan. 27, 2005 - American Electric Power (NYSE: AEP) has made a voluntary $200-million cash contribution to its pension fund to help secure future plan benefits and reduce the company's future pension-related expenses. The company also announced plans to make quarterly contributions of approximately $100 million per quarter in 2005 with the goal of fully funding its pension liabilities by the end of 2005.

      "Poor stock market performance and low interest rates have brought many pension funds in the United States to an under-funded status. Although we are not required to make these contributions to our fund, we determined that our current cash position makes this the right time to invest in the future financial well being of our employees, retirees and their dependents," said Michael G. Morris, AEP's chairman, president and chief executive officer. "Funding the plan also will improve our balance sheet and enhance our future earnings potential by lowering pension costs and reducing our tax liabilities."

      AEP funded the $200-million contribution using cash received through divestiture of non-core assets earlier in 2004. This contribution is in addition to approximately $31 million in pension plan contributions made in 2004, bringing the total 2004 pension contribution to $231 million and significantly exceeding the company's minimum contribution requirements for 2004.

      The AEP retirement trust currently holds more than $3.5 billion in assets, covering pension obligations for more than 40,000 individuals.

      The $200 million contribution made Dec. 29 and included in AEP's 2004 earnings allows the company to reduce the Accumulated Other Comprehensive Income
(AOCI) equity charges associated with the under-funded status of the plan by $100 million after-tax. Additional planned payments of approximately $100 million per quarter in 2005 will fully fund the AEP pension plan by the end of that year and eliminate an additional $327 million after-tax of remaining AOCI equity charges.

      American Electric Power owns more than 36,000 megawatts of generating capacity in the United States and is the nation's largest electricity generator. AEP is also one of the largest electric utilities in the United States, with more than 5 million customers linked to AEP's 11-state electricity transmission and distribution grid. The company is based in Columbus, Ohio.
                                       ---
This report made by AEP and certain of its subsidiaries contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and each of its registrant subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: electric load and customer growth; weather conditions, including storms; available sources and costs of, and transportation for, fuels and the creditworthiness of fuel suppliers and transporters; availability of generating capacity and the performance of AEP's generating plants; the ability to recover regulatory assets and stranded costs in connection with deregulation; the ability to recover increases in fuel and other energy costs through regulated or competitive electric rates; new legislation, litigation and government regulation including requirements for reduced emissions of sulfur, nitrogen, mercury, carbon and other substances; resolution of pending and future rate cases, negotiations and other regulatory decisions (including rate or other recovery for new investments and environmental compliance); oversight and/or investigation of the energy sector or its participants; resolution of litigation (including pending Clean Air Act enforcement actions and disputes arising from the bankruptcy of Enron Corp.); AEP's ability to constrain its operation and maintenance costs; the success of disposing of investments that no longer match AEP's business model; AEP's ability to sell assets at acceptable prices and on other acceptable terms; international and country-specific developments affecting foreign investments including the disposition of any foreign investments; the economic climate and growth in AEP's service territory and changes in market demand and demographic patterns; inflationary trends; AEP's ability to develop and execute a strategy based on a view regarding prices of electricity, natural gas, and other energy-related commodities; changes in the creditworthiness and number of participants in the energy trading market; changes in the financial markets, particularly those affecting the availability of capital and AEP's ability to refinance existing debt at attractive rates; actions of rating agencies, including changes in the ratings of debt and preferred stock; volatility and changes in markets for electricity, natural gas, and other energy-related commodities; changes in utility regulation, including membership and integration in a regional transmission structure; accounting pronouncements periodically issued by accounting standard-setting bodies; the performance of AEP's pension and other postretirement benefit plans; prices for power that AEP generates and sells at wholesale; changes in technology and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes and other catastrophic events.




                                                                  Exhibit 99.3

MEDIA CONTACT:                            ANALYSTS CONTACT:
Melissa McHenry                           Julie Sloat
Manager, Corporate Media Relations        Vice President, Investor Relations
614/716-1120                              614/716-2885


FOR IMMEDIATE RELEASE


AEP COMPLETES SALE OF CONTROLLING INTEREST IN HOUSTON PIPE LINE TO ENERGY TRANSFER PARTNERS

COLUMBUS, Ohio, Jan. 26, 2005 - American Electric Power (NYSE: AEP) today closed the sale of controlling interest in Houston Pipe Line Co. to Energy Transfer Partners, LP (ETP). According to the terms of the transaction, ETP purchased 98 percent of the partnership interests in Houston Pipeline Co. (HPL) for $825 million and also purchased 30 billion cubic feet (Bcf) of working gas and working capital, for a total consideration of approximately $1 billion. AEP will retain a 2 percent ownership interest in the HPL partnership interests and will provide certain transitional administrative services.

      The transaction includes an agreement to indemnify the purchaser for damages, if any, arising from ongoing litigation with Bank of America relating to HPL's right to use certain natural gas contained in the Bammel storage reservoir. The determination of the amount of the gain on the sale and the recognition of the gain is dependent on the ultimate resolution of the litigation.

      HPL includes approximately 4,200 miles of natural gas intrastate and gathering pipelines in Texas with capacity of approximately 2.4 Bcf per day, the 7,000-acre underground Bammel storage reservoir near Houston and related transportation assets.

      The sale of AEP's controlling interest in HPL essentially completes AEP's divestiture of natural gas assets in the United States.

      "We have honed our strategy to focus on our core domestic electric utility business," said Michael G. Morris, AEP chairman, president and chief executive officer. "Although we had not made a definitive decision to market the HPL assets, once we resolved the Bammel storage ownership issue with Enron we found strong market interest. We determined that moving ahead with the sale of controlling interest in HPL was our best option."

      AEP acquired HPL, including a 30-year, pre-paid lease arrangement to use and operate the Bammel storage reservoir, June 1, 2001, from Enron for approximately $727 million. AEP subsequently purchased the residual rights in and to the Bammel storage reservoir, related pipeline and compressor assets and a quantity of natural gas stored there from the Enron bankruptcy estate for $115 million Nov. 5, 2004. AEP recorded a $300 million pre-tax impairment to the HPL assets in fourth-quarter 2003. This impairment reduced the value of the HPL assets on AEP's books to approximately $430 million.

      Lehman Brothers advised AEP on the sale of controlling interest in HPL.

      American Electric Power owns more than 36,000 megawatts of generating capacity in the United States and is the nation's largest electricity generator. AEP is also one of the largest electric utilities in the United States, with more than 5 million customers linked to AEP's 11-state electricity transmission and distribution grid. The company is based in Columbus, Ohio.
                                       ---
This report made by AEP and certain of its subsidiaries contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and each of its registrant subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: electric load and customer growth; weather conditions, including storms; available sources and costs of, and transportation for, fuels and the creditworthiness of fuel suppliers and transporters; availability of generating capacity and the performance of AEP's generating plants; the ability to recover regulatory assets and stranded costs in connection with deregulation; the ability to recover increases in fuel and other energy costs through regulated or competitive electric rates; new legislation, litigation and government regulation including requirements for reduced emissions of sulfur, nitrogen, mercury, carbon and other substances; resolution of pending and future rate cases, negotiations and other regulatory decisions (including rate or other recovery for new investments and environmental compliance); oversight and/or investigation of the energy sector or its participants; resolution of litigation (including pending Clean Air Act enforcement actions and disputes arising from the bankruptcy of Enron Corp.); AEP's ability to constrain its operation and maintenance costs; the success of disposing of investments that no longer match AEP's business model; AEP's ability to sell assets at acceptable prices and on other acceptable terms; international and country-specific developments affecting foreign investments including the disposition of any foreign investments; the economic climate and growth in AEP's service territory and changes in market demand and demographic patterns; inflationary trends; AEP's ability to develop and execute a strategy based on a view regarding prices of electricity, natural gas, and other energy-related commodities; changes in the creditworthiness and number of participants in the energy trading market; changes in the financial markets, particularly those affecting the availability of capital and AEP's ability to refinance existing debt at attractive rates; actions of rating agencies, including changes in the ratings of debt and preferred stock; volatility and changes in markets for electricity, natural gas, and other energy-related commodities; changes in utility regulation, including membership and integration in a regional transmission structure; accounting pronouncements periodically issued by accounting standard-setting bodies; the performance of AEP's pension and other postretirement benefit plans; prices for power that AEP generates and sells at wholesale; changes in technology and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes and other catastrophic events.




                                                                  Exhibit 99.4

ANALYSTS CONTACT:
Melissa McHenry                           Julie Sloat
Manager, Corporate Media Relations        Vice President, Investor Relations
614/716-1120                              614/716-2885

Terri Flora
General manager, Corporate Communications
AEP Ohio
614/883-6675


FOR IMMEDIATE RELEASE


AEP ENCOURAGED BY PUCO APPROVAL OF OHIO RATE STABILIZATION PLAN;
PLAN WILL KEEP AEP'S RATES AMONG THE LOWEST IN OHIO

COLUMBUS, Ohio, Jan. 27, 2005 - American Electric Power (NYSE: AEP) is encouraged by the Public Utilities Commission of Ohio (PUCO) approval of the company's rate stabilization plan for its Ohio Power and Columbus Southern Power operating companies.

      The rate plan, filed with the PUCO in February 2004, was proposed to address rates following the end of Ohio's electric customer choice market development period which ends Dec. 31, 2005.

      "Although we are still reviewing the fine print, the PUCO appears to have balanced their objectives of providing stability and reliability for our Ohio electricity customers with providing a workable rate structure that will benefit our customers, shareholders and the environment," said Michael G. Morris, AEP chairman, president and chief executive officer.

      "With the approved gradual rate increases, our customers will be protected from market rate shock and volatility and will maintain some of the lowest electricity rates in the state. Our shareholders will receive a fair return on their investment in our operations over the next three years. And, we will be able to move forward with significant investments in environmental retrofits at our generating plants to give Ohioans cleaner air while maintaining their access to the low-cost, coal-fired generation that helps fuel Ohio's economy," Morris said.

      Under the plan approved yesterday by the PUCO, generation rates for customers will increase each year in 2006, 2007 and 2008, by 3 percent per year for Columbus Southern Power customers and by 7 percent per year for Ohio Power customers. As stated by the PUCO, residential ratepayers will see an average monthly increase to the generation rate of less than $2 for Columbus Southern Power customers and less than $3 for Ohio Power customers.

      "We understand that no one is ever happy with price increases, but this plan provides customers with a clear understanding of what their rates will be for the next three years. We believe these rates will continue to be competitive, but customers also will still have the option to shop and switch to a competitive supplier if they choose," said Kevin Walker, president and chief operating officer, AEP Ohio.

      According to the plan, AEP will be permitted to seek additional generation increases, after a Commission proceeding, for increases in environmental costs, security costs, taxes, new generation-related regulatory requirements or customer-load switches that impact the company's ability to recover anticipated generation revenues. These additional increases would be capped at an average of no more than 4 percent per year for each company.

      The PUCO did not authorize AEP's proposal to defer regional transmission organization administrative charges and construction-work-in-progress and in-plant carrying charges. The PUCO did authorize Provider of Last Resort (POLR) charges recognizing AEP's POLR responsibilities during the rate stabilization period.

      The current five percent residential discount on generation rates in both the Columbus Southern Power and Ohio Power territories will end Dec. 31, 2005 pursuant to Senate Bill 3. AEP's distribution rates in effect Dec. 31, 2005, will remain frozen through 2008. AEP will have the opportunity to adjust those charges, after a Commission proceeding, to reflect increases in environmental costs, security costs, taxes or major storm damage restoration costs.

      The PUCO directed AEP to allot $14 million over the three-year period for assistance for low-income customers and economic development. AEP Ohio will work with the PUCO staff and Ohio Department of Development to determine how to allocate those funds.

      Base rates for electricity have not increased since 1994 for Columbus Southern Power customers and since 1995 for Ohio Power customers. Together, the companies serve approximately 1.4 million customers in Ohio.

      American Electric Power owns more than 36,000 megawatts of generating capacity in the United States and is the nation's largest electricity generator. AEP is also one of the largest electric utilities in the United States, with more than 5 million customers linked to AEP's 11-state electricity transmission and distribution grid. The company is based in Columbus, Ohio.
                                     ---
This report made by AEP and certain of its subsidiaries contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and each of its registrant subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: electric load and customer growth; weather conditions, including storms; available sources and costs of, and transportation for, fuels and the creditworthiness of fuel suppliers and transporters; availability of generating capacity and the performance of AEP's generating plants; the ability to recover regulatory assets and stranded costs in connection with deregulation; the ability to recover increases in fuel and other energy costs through regulated or competitive electric rates; new legislation, litigation and government regulation including requirements for reduced emissions of sulfur, nitrogen, mercury, carbon and other substances; resolution of pending and future rate cases, negotiations and other regulatory decisions (including rate or other recovery for new investments and environmental compliance); oversight and/or investigation of the energy sector or its participants; resolution of litigation (including pending Clean Air Act enforcement actions and disputes arising from the bankruptcy of Enron Corp.); AEP's ability to constrain its operation and maintenance costs; the success of disposing of investments that no longer match AEP's business model; AEP's ability to sell assets at acceptable prices and on other acceptable terms; international and country-specific developments affecting foreign investments including the disposition of any foreign investments; the economic climate and growth in AEP's service territory and changes in market demand and demographic patterns; inflationary trends; AEP's ability to develop and execute a strategy based on a view regarding prices of electricity, natural gas, and other energy-related commodities; changes in the creditworthiness and number of participants in the energy trading market; changes in the financial markets, particularly those affecting the availability of capital and AEP's ability to refinance existing debt at attractive rates; actions of rating agencies, including changes in the ratings of debt and preferred stock; volatility and changes in markets for electricity, natural gas, and other energy-related commodities; changes in utility regulation, including membership and integration in a regional transmission structure; accounting pronouncements periodically issued by accounting standard-setting bodies; the performance of AEP's pension and other postretirement benefit plans; prices for power that AEP generates and sells at wholesale; changes in technology and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes and other catastrophic events.